Schedule of Investments PIMCO Income Strategy Fund	April 30, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 153.9% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 20.2%
Advanz Pharma Corp. 6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$2,250	$2,249
Al Convoy (Luxembourg) SARL 4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		38	38
Banijay Entertainment S.A.S 3.860% (LIBOR03M + 3.750%) due 03/01/2025 ~		8	8
Birkenstock GmbH & Co. KG TBD% due 04/26/2028		3,500	3,502
Caesars Resort Collection LLC
2.863% (LIBOR03M + 2.750%) due 12/23/2024 ~		5,668	5,613
4.613% (LIBOR03M + 4.500%) due 07/21/2025 ~		2,028	2,036
Cengage Learning, Inc. 5.250% (LIBOR03M + 4.250%) due 06/07/2023 ~		1,400	1,396
Cornerstone Building Brands, Inc. 3.365% (LIBOR03M + 3.250%) due 04/12/2028 ~		19	19
Dei Sales, Inc. TBD% due 04/23/2028 «		2,600	2,568
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		204	205
DTEK Investments Ltd. TBD% due 06/30/2023 «		1,449	970
Emerald TopCo, Inc. 3.613% (LIBOR03M + 3.500%) due 07/24/2026 ~		54	54
Encina Private Credit LLC TBD% - 4.074% (LIBOR03M + 3.074%) due 11/30/2025 «~µ		4,600	4,600
Envision Healthcare Corp. 3.863% (LIBOR03M + 3.750%) due 10/10/2025 ~		11,561	9,813
EyeCare Partners LLC 3.863% (LIBOR03M + 3.750%) due 02/18/2027 ~		29	28
Fly Funding SARL 7.000% (LIBOR03M + 6.000%) due 10/08/2025 «~		2,633	2,652
Forbes Energy Services LLC TBD% due 07/13/2021 «		221	51
Frontier Communications Corp. 4.500% (LIBOR03M + 3.750%) due 10/08/2027 ~		3,030	3,019
Ingram Micro, Inc. TBD% due 03/31/2028		1,300	1,303
Intelsat Jackson Holdings S.A. 3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		4	4
IRB Holding Corp. 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		400	397
Ivanti Software, Inc. 5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		1,100	1,097
Jazz Financing LUX SARL
TBD% due 04/22/2028		2,700	2,709
TBD% due 04/30/2028	EUR	800	965
LogMeIn, Inc. 4.860% (LIBOR03M + 4.750%) due 08/31/2027 ~		$1,297	1,296
McDermott Technology Americas, Inc. 3.110% (LIBOR03M + 3.000%) due 06/30/2024 «~		40	33
McDermott Technology Americas, Inc. (1.113% Cash and 3.000% PIK) 4.113% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		179	90
MH Sub LLC 3.613% (LIBOR03M + 3.500%) due 09/13/2024 ~		1,558	1,545
Nascar Holdings, Inc. 2.863% (LIBOR03M + 2.750%) due 10/19/2026 ~		30	30
Organon Co. TBD% due 04/07/2028		1,100	1,098
PetSmart, Inc. 4.500% (LIBOR03M + 3.750%) due 02/12/2028 ~		2,300	2,310
PUG LLC 3.613% (LIBOR03M + 3.500%) due 02/12/2027 ~		889	864
Redstone Buyer LLC TBD% due 04/15/2028		1,670	1,659
Sasol Ltd. 0.500% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,848	2,667
Scih Salt Holdings, Inc. TBD% due 03/16/2027 «		700	698
Sequa Mezzanine Holdings LLC 11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		42	40
Sotera Health Holdings LLC 3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		73	73

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Summer (BC) Holdco B SARL 4.933% (LIBOR03M + 4.750%) due 12/04/2026 ~		1,580	1,576
Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		6,701	6,620
10% (LIBOR03M + 9.000%) due 03/11/2024 ~		508	499
U.S. Renal Care, Inc.
TBD% due 06/26/2026		2,200	2,160
5.113% (LIBOR03M + 5.000%) due 06/26/2026 ~		216	212
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,800	1,798
Westmoreland Mining Holdings LLC 9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		252	250
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(c)		2,002	1,221
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,374	1,380

Total Loan Participations and Assignments (Cost $75,201)			73,415

CORPORATE BONDS & NOTES 84.2%
BANKING & FINANCE 23.4%
Ally Financial, Inc. 8.000% due 11/01/2031		537	752
Ambac LSNI LLC 6.000% due 02/12/2023 •		217	218
Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	3,774	4,683
3.625% due 09/24/2024		1,483	1,893
10.500% due 07/23/2029		300	447
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	400	111
Bank of Ireland Group PLC 6.000% due 09/01/2025 •(i)(j)	EUR	1,038	1,392
Bank of Nova Scotia 4.900% due 06/04/2025 •(i)(j)		$1,064	1,145
Barclays PLC
6.375% due 12/15/2025 •(i)(j)	GBP	600	925
7.125% due 06/15/2025 •(i)(j)		5,100	8,069
BGC Partners, Inc.
3.750% due 10/01/2024 (m)		$1,000	1,058
4.375% due 12/15/2025		1,000	1,076
BroadStreet Partners, Inc. 5.875% due 04/15/2029		600	610
Cantor Fitzgerald LP 4.875% due 05/01/2024		15	16
CBL & Associates LP 5.950% due 12/15/2026 ^(d)		2,259	1,306
Cosaint Re Pte Ltd. 9.247% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	405
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	214
7.500% due 12/11/2023 •(i)(j)		640	706
7.500% due 12/11/2023 •(i)(j)(m)		2,900	3,197
Ford Motor Credit Co. LLC 3.375% due 11/13/2025		500	512
Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		286	297
6.500% due 10/01/2025		179	186
6.750% due 03/15/2022		119	119
GLP Capital LP 4.000% due 01/15/2031 (m)		1,000	1,056
GSPA Monetization Trust 6.422% due 10/09/2029		1,423	1,545
HSBC Holdings PLC
4.750% due 07/04/2029 •(i)(j)	EUR	2,100	2,844
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	308
6.000% due 09/29/2023 •(i)(j)(m)	EUR	1,200	1,591
6.500% due 03/23/2028 •(i)(j)		$200	228
ING Groep NV
4.875% due 05/16/2029 •(i)(j)		1,400	1,438
5.750% due 11/16/2026 •(i)(j)		800	883
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	100	129
3.950% due 06/30/2022	GBP	1,323	1,869
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		$2,900	3,360
7.875% due 06/27/2029 •(i)(j)	GBP	3,219	5,649
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (m)		$1,800	1,825
4.500% due 01/15/2028		1,080	1,129
Natwest Group PLC 8.000% due 08/10/2025 •(i)(j)(m)		3,000	3,540
Navient Corp.
5.625% due 08/01/2033		31	29

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

7.250% due 09/25/2023 (m)		2,974	3,238
Newmark Group, Inc. 6.125% due 11/15/2023		28	31
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (c)		25	27
OneMain Finance Corp. 6.125% due 03/15/2024		66	71
Owl Rock Capital Corp. 2.625% due 01/15/2027		1,000	996
PRA Group, Inc. 7.375% due 09/01/2025		1,000	1,073
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,850	4,355
7.375% due 06/24/2022 •(i)(j)		1,800	2,631
Societe Generale S.A. 7.375% due 10/04/2023 •(i)(j)		$300	328
Starwood Property Trust, Inc. 5.500% due 11/01/2023		1,200	1,261
UniCredit SpA 7.830% due 12/04/2023		1,960	2,282
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	1,312	2,074
Uniti Group LP
7.125% due 12/15/2024		$581	600
7.875% due 02/15/2025 (m)		7,300	7,875
Voyager Aviation Holdings LLC 9.000% due 08/15/2021 ^(d)		3,228	1,485

			85,087

INDUSTRIALS 51.3%
Alaska Airlines Class A Pass-Through Trust 4.800% due 02/15/2029		769	851
Altice Financing S.A. 7.500% due 05/15/2026 (m)		1,500	1,560
Associated Materials LLC 9.000% due 09/01/2025		147	157
B.C. Unlimited Liability Co. 3.500% due 02/15/2029		1,000	976
Boeing Co.
5.150% due 05/01/2030		428	498
5.705% due 05/01/2040		416	517
5.805% due 05/01/2050 (m)		540	694
5.930% due 05/01/2060 (m)		500	654
Bombardier, Inc.
6.000% due 10/15/2022		1,829	1,832
6.125% due 01/15/2023		182	191
7.500% due 12/01/2024		1,614	1,640
7.500% due 03/15/2025 (m)		3,414	3,412
7.875% due 04/15/2027		2,848	2,844
Broadcom, Inc.
2.600% due 02/15/2033 (m)		1,700	1,607
3.419% due 04/15/2033		100	101
3.469% due 04/15/2034		100	101
4.150% due 11/15/2030		282	309
4.300% due 11/15/2032		326	360
5.000% due 04/15/2030		22	25
CCO Holdings LLC
4.250% due 02/01/2031 (m)		3,779	3,784
4.500% due 08/15/2030		82	84
4.500% due 06/01/2033		1,066	1,076
4.750% due 03/01/2030		88	92
Central Garden & Pet Co. 4.125% due 04/30/2031		900	897
CGG S.A.
7.750% due 04/01/2027	EUR	400	479
8.750% due 04/01/2027		$1,544	1,552
Charter Communications Operating LLC
3.700% due 04/01/2051		100	94
3.850% due 04/01/2061		200	184
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		38	40
Community Health Systems, Inc.
4.750% due 02/15/2031		300	298
5.625% due 03/15/2027 (m)		2,500	2,654
6.625% due 02/15/2025 (m)		1,559	1,646
8.000% due 03/15/2026 (m)		906	977
Connect Finco SARL 6.750% due 10/01/2026		30	31
Corning, Inc. 5.450% due 11/15/2079		37	48
Coty, Inc. 5.000% due 04/15/2026		2,400	2,432
CVS Pass-Through Trust 7.507% due 01/10/2032		371	471

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Delta Air Lines, Inc. 7.375% due 01/15/2026 (m)		920	1,081
Diamond Resorts International, Inc. 10.750% due 09/01/2024		712	756
Envision Healthcare Corp. 8.750% due 10/15/2026		2,205	1,609
Exela Intermediate LLC 10.000% due 07/15/2023		57	21
Ferroglobe PLC 9.375% due 03/01/2022		700	691
Ford Motor Co. 7.700% due 05/15/2097 (m)		7,435	9,071
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		3,313	3,406
Fresnillo PLC 4.250% due 10/02/2050 (m)		1,000	981
Full House Resorts, Inc. 8.250% due 02/15/2028		208	224
General Electric Co.
4.350% due 05/01/2050 (m)		1,800	2,008
6.150% due 08/07/2037		19	25
6.875% due 01/10/2039		15	22
GFL Environmental, Inc. 3.500% due 09/01/2028 (m)		2,100	2,027
HCA, Inc. 7.500% due 11/15/2095 (m)		1,050	1,442
Helios Software Holdings, Inc. 4.625% due 05/01/2028		1,100	1,092
Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		300	295
3.750% due 05/01/2029		1,100	1,104
4.000% due 05/01/2031		1,400	1,416
HollyFrontier Corp. 4.500% due 10/01/2030		4,000	4,181
Hologic, Inc. 3.250% due 02/15/2029 (m)		600	590
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (c)		200	220
Innophos Holdings, Inc. 9.375% due 02/15/2028		60	65
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(d)		39	13
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		1,646	1,012
8.000% due 02/15/2024		18	19
8.500% due 10/15/2024 ^(d)		5,416	3,371
9.750% due 07/15/2025 ^(d)		4,805	3,003
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)		2,714	109
8.125% due 06/01/2023 ^(d)		524	21
Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (m)		3,400	3,453
7.750% due 10/15/2025 (m)		1,600	1,738
Jazz Securities DAC 4.375% due 01/15/2029		400	410
Kinder Morgan, Inc. 7.750% due 01/15/2032		800	1,129
Kraft Heinz Foods Co. 5.500% due 06/01/2050		100	124
Marriott International, Inc. 4.625% due 06/15/2030		20	22
Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (m)		1,000	1,077
MGM Resorts International 4.750% due 10/15/2028 (m)		1,300	1,373
Mileage Plus Holdings LLC 6.500% due 06/20/2027		600	659
Mohegan Gaming & Entertainment 8.000% due 02/01/2026		700	711
NCL Corp. Ltd.
10.250% due 02/01/2026 (m)		1,016	1,198
12.250% due 05/15/2024 (m)		1,660	2,027
Netflix, Inc.
3.625% due 06/15/2030	EUR	600	864
3.875% due 11/15/2029		804	1,172
4.625% due 05/15/2029		2,900	4,402
4.875% due 06/15/2030		$100	116
5.375% due 11/15/2029		30	36
New Albertson's LP 6.570% due 02/23/2028 (m)		2,800	3,020
News Corp. 3.875% due 05/15/2029		1,500	1,531
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		5,300	5,891
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/31/2021 (g)(i)		450	6

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Organon Finance 1 LLC 4.125% due 04/30/2028		1,500	1,539
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025		63	68
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	222
4.875% due 02/21/2028		556	678
5.350% due 02/12/2028		$333	328
5.950% due 01/28/2031		1,294	1,251
6.490% due 01/23/2027		40	42
6.500% due 03/13/2027 (m)		3,093	3,275
6.750% due 09/21/2047		20	18
6.840% due 01/23/2030 (m)		2,143	2,205
6.950% due 01/28/2060		150	133
7.690% due 01/23/2050		1,160	1,119
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	200	244
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (m)		$4,000	4,309
Prime Security Services Borrower LLC 3.375% due 08/31/2027 (m)		1,427	1,381
QualityTech LP 3.875% due 10/01/2028 (m)		1,000	1,011
QVC, Inc. 5.950% due 03/15/2043 (m)		1,508	1,504
Rite Aid Corp. 8.000% due 11/15/2026		300	312
Rolls-Royce PLC 3.625% due 10/14/2025		700	708
Royal Caribbean Cruises Ltd. 11.500% due 06/01/2025		1,297	1,504
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	700	1,279
Sands China Ltd.
5.125% due 08/08/2025 (m)		$200	223
5.400% due 08/08/2028 (m)		2,702	3,067
Sensata Technologies BV 4.000% due 04/15/2029		1,700	1,713
Spirit AeroSystems, Inc. 3.950% due 06/15/2023 (m)		1,557	1,546
Standard Industries, Inc. 3.375% due 01/15/2031 (m)		4,950	4,647
Studio City Finance Ltd.
6.000% due 07/15/2025 (m)		1,000	1,058
6.500% due 01/15/2028 (m)		1,000	1,083
Tencent Holdings Ltd. 3.840% due 04/22/2051		1,800	1,839
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021 (m)		942	949
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022		674	679
Teva Pharmaceutical Finance Netherlands BV 6.000% due 01/31/2025	EUR	100	131
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$1,009	1,103
5.750% due 09/30/2039		5,960	6,932
TransDigm, Inc. 5.500% due 11/15/2027		20	21
Transocean Pontus Ltd. 6.125% due 08/01/2025		51	50
Transocean, Inc.
7.250% due 11/01/2025		68	52
7.500% due 01/15/2026		56	41
8.000% due 02/01/2027		66	46
Travel + Leisure Co.
3.900% due 03/01/2023		34	35
4.625% due 03/01/2030		22	23
5.650% due 04/01/2024		4	4
6.000% due 04/01/2027		349	391
Triumph Group, Inc.
5.250% due 06/01/2022		10	10
6.250% due 09/15/2024		32	32
U.S. Renal Care, Inc. 10.625% due 07/15/2027		34	36
Uber Technologies, Inc. 6.250% due 01/15/2028		800	870
Unigel Luxembourg S.A. 8.750% due 10/01/2026		200	217
United Airlines Pass-Through Trust 5.875% due 04/15/2029 (m)		1,713	1,899
United Airlines, Inc. 4.375% due 04/15/2026		1,100	1,143
Univision Communications, Inc. 5.125% due 02/15/2025		283	288
Valaris PLC 4.875% due 04/15/2028 «		14	14

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Vale Overseas Ltd.
6.875% due 11/21/2036		29	39
6.875% due 11/10/2039		257	355
Vale S.A. 0.000% due 12/29/2049 «~(i)	BRL	60,000	6,656
Veritas U.S., Inc.
7.500% due 09/01/2025		$557	577
10.500% due 02/01/2024		1,337	1,375
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		2,317	2,718
Vmed O2 UK Financing PLC 4.250% due 01/31/2031 (m)		2,400	2,325
VOC Escrow Ltd. 5.000% due 02/15/2028		1,100	1,123
Western Midstream Operating LP 2.288% (US0003M + 1.850%) due 01/13/2023 ~		22	22
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		4,144	4,325
WMG Acquisition Corp. 3.000% due 02/15/2031		2,866	2,697
Wolverine Escrow LLC 9.000% due 11/15/2026		200	198
Wynn Las Vegas LLC 5.500% due 03/01/2025 (m)		1,900	2,031
Wynn Macau Ltd.
5.500% due 01/15/2026		1,000	1,053
5.625% due 08/26/2028 (m)		500	527
Yum! Brands, Inc. 3.625% due 03/15/2031 (m)		1,300	1,285
Zayo Group Holdings, Inc. 6.125% due 03/01/2028		37	38
ZoomInfo Technologies LLC 3.875% due 02/01/2029		200	198

			186,816

UTILITIES 9.5%
AT&T, Inc.
3.100% due 02/01/2043		684	634
3.300% due 02/01/2052		684	624
3.500% due 06/01/2041		544	537
3.500% due 02/01/2061		694	633
3.650% due 06/01/2051 (m)		1,960	1,889
3.850% due 06/01/2060		1,292	1,242
DTEK Finance PLC 10.750% due 12/31/2024 ^(d)		593	467
Edison International 5.750% due 06/15/2027		31	36
Frontier Communications Corp. 5.000% due 05/01/2028		700	716
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (m)		3,700	4,077
Genesis Energy LP 8.000% due 01/15/2027		675	696
Lumen Technologies, Inc. 4.000% due 02/15/2027		30	31
Northwestern Bell Telephone 7.750% due 05/01/2030 (m)		7,000	8,791
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		8	7
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)		144	59
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		332	328
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		2,942	603
Pacific Gas & Electric Co.
3.300% due 03/15/2027 (m)		917	955
3.750% due 08/15/2042		10	9
4.000% due 12/01/2046 (m)		1,004	921
4.300% due 03/15/2045		11	11
4.500% due 07/01/2040 (m)		939	946
4.500% due 12/15/2041		10	10
4.550% due 07/01/2030 (m)		2,164	2,328
4.600% due 06/15/2043		8	8
4.750% due 02/15/2044 (m)		382	391
4.950% due 07/01/2050 (m)		2,360	2,413
Petrobras Global Finance BV
5.093% due 01/15/2030 (m)		1,465	1,550
6.625% due 01/16/2034	GBP	100	156
6.750% due 06/03/2050		$1,000	1,096
Rio Oil Finance Trust 9.250% due 07/06/2024 (m)		2,012	2,239
Southern California Edison Co. 6.650% due 04/01/2029		18	22

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Talen Energy Supply LLC 6.625% due 01/15/2028	14	14
Transocean Poseidon Ltd. 6.875% due 02/01/2027	54	51

		34,490

Total Corporate Bonds & Notes (Cost $293,760)		306,393

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026	1,600	1,688

UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024 ^(d)	4	1

Total Convertible Bonds & Notes (Cost $1,603)		1,689

MUNICIPAL BONDS & NOTES 3.5%
ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040	6,000	8,250
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029	50	58
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	10	13
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	40	46

		8,379

PUERTO RICO 0.4%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(d)	1,800	1,444

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	380	397

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	21,900	2,361

Total Municipal Bonds & Notes (Cost $9,624)		12,581

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)	2,571	270
3.756% due 02/25/2040 •	150	155
4.000% due 11/25/2042 (a)	1,212	161
5.841% due 06/25/2043 •(a)	105	17
5.856% due 07/25/2029 •	570	628
5.944% due 02/25/2049 •(a)	985	129
14.655% due 12/25/2040 •	132	182
Freddie Mac
0.000% due 02/25/2046 (b)(g)	1,057	1,026
0.100% due 02/25/2046 (a)	1,057	1
0.700% due 11/25/2055 ~(a)	16,639	1,117
3.000% due 11/15/2033 (a)	2,165	153
6.144% due 11/25/2055 «~	3,948	2,415
7.656% due 12/25/2027 •	1,484	1,622
9.770% due 11/15/2040 •	175	211
10.856% due 03/25/2025 •	247	249

Total U.S. Government Agencies (Cost $8,555)		8,336

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%
Banc of America Funding Trust 6.000% due 08/25/2036 ^	602	625
BCAP LLC Trust
2.924% due 03/27/2036 ~	935	786
4.853% due 03/26/2037 þ	342	425
40.961% due 06/26/2036 ~	35	22
Bear Stearns ALT-A Trust
0.426% due 06/25/2046 ^•	1,137	1,055
3.102% due 11/25/2036 ^~	174	119
3.167% due 09/25/2047 ^~	2,156	1,460
3.279% due 09/25/2035 ^~	154	115

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ		217	217
CD Mortgage Trust 5.688% due 10/15/2048		2,623	1,454
Chase Mortgage Finance Trust
3.020% due 12/25/2035 ^~		2	2
6.000% due 02/25/2037 ^		334	194
6.000% due 07/25/2037 ^		236	165
6.250% due 10/25/2036 ^		679	476
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		5	5
Commercial Mortgage Loan Trust 6.174% due 12/10/2049 ~		632	272
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		873	696
6.000% due 08/25/2037 ^~		429	333
Countrywide Alternative Loan Trust
0.456% due 05/25/2037 ^•		139	48
2.816% due 04/25/2036 ^~		324	308
5.500% due 03/25/2035		113	72
5.500% due 12/25/2035 ^		1,130	859
5.750% due 01/25/2035		89	90
6.000% due 02/25/2035		146	142
6.000% due 08/25/2036 ^•		156	127
6.000% due 04/25/2037 ^		424	284
6.250% due 11/25/2036 ^		285	253
6.250% due 12/25/2036 ^•		770	530
6.500% due 08/25/2036 ^		201	106
Countrywide Home Loan Mortgage Pass-Through Trust
2.706% due 02/20/2035 ~		4	4
5.500% due 10/25/2035 ^		209	175
6.250% due 09/25/2036 ^		201	127
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2.056% due 06/25/2034 •		2,030	2,074
Eurosail PLC 4.080% due 06/13/2045 •	GBP	239	315
GS Mortgage Securities Trust 5.622% due 11/10/2039		$298	105
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		12	32
6.000% due 02/25/2036 ^		1,250	800
HarborView Mortgage Loan Trust
0.835% due 01/19/2035 •		54	54
3.387% due 07/19/2035 ^~		17	14
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,621	844
Jackson Park Trust 3.350% due 10/14/2039 ~		1,033	953
JP Morgan Alternative Loan Trust
2.817% due 03/25/2036 ^~		547	489
3.253% due 03/25/2037 ^~		466	477
JP Morgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		49	47
JP Morgan Mortgage Trust
2.690% due 02/25/2036 ^~		115	97
2.995% due 01/25/2037 ^~		126	115
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		195	66
5.562% due 02/15/2040 ^~		128	67
Lehman XS Trust 0.326% due 06/25/2047 •		626	601
Merrill Lynch Mortgage Investors Trust 2.779% due 03/25/2036 ^~		631	409
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ^~		2,281	950
Motel 6 Trust 7.042% due 08/15/2024 •		179	174
Natixis Commercial Mortgage Securities Trust 2.365% due 11/15/2034 •		1,065	1,062
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		425	272
6.000% due 07/25/2037 ^		644	374
6.250% due 09/25/2037 ^		1,206	727
Residential Funding Mortgage Securities, Inc. Trust
4.471% due 08/25/2036 ^~		261	241
6.000% due 09/25/2036 ^		69	65
6.000% due 06/25/2037 ^		818	815
Structured Adjustable Rate Mortgage Loan Trust
2.869% due 11/25/2036 ^~		510	496
2.992% due 01/25/2036 ^~		549	391
SunTrust Adjustable Rate Mortgage Loan Trust
2.355% due 04/25/2037 ^~		295	227
2.396% due 02/25/2037 ^~		67	63
WaMu Mortgage Pass-Through Certificates Trust
1.957% due 12/25/2046 •		241	234
3.193% due 02/25/2037 ^~		190	190

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

3.244% due 10/25/2036 ^~		268	257
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037 ^		29	29

Total Non-Agency Mortgage-Backed Securities (Cost $25,449)			25,672

ASSET-BACKED SECURITIES 11.2%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	1,255
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	1,233
Argent Securities Trust 0.486% due 03/25/2036 •		6,640	4,555
Asset-Backed Funding Certificates Trust 0.256% due 10/25/2036 •		3,299	3,227
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	1,004
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036 ^		$212	144
Belle Haven ABS CDO Ltd. 0.526% due 07/05/2046 •		85,896	232
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	531
0.000% due 10/22/2031 ~		1,000	380
Citigroup Mortgage Loan Trust 0.256% due 12/25/2036 •		3,106	1,640
Countrywide Asset-Backed Certificates
0.246% due 06/25/2047 ^•		545	520
0.306% due 06/25/2047 ^•		1,809	1,691
Dryden CLO Ltd. 0.000% due 07/17/2031 ~		5,689	4,042
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(g)		4	372
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	154
GSAMP Trust 1.081% due 03/25/2035 ^•		$4,588	4,462
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		2,700	1,192
Lehman XS Trust 6.790% due 06/24/2046 þ		679	695
Marlette Funding Trust
0.000% due 07/16/2029 «(g)		6	882
0.000% due 03/15/2030 «(g)		3	604
Merrill Lynch Mortgage Investors Trust 0.426% due 04/25/2037 •		223	152
Morgan Stanley Mortgage Loan Trust
0.226% due 04/25/2037 •		2,973	1,212
6.250% due 02/25/2037 ^~		267	174
Residential Asset Mortgage Products Trust 0.666% due 09/25/2036 •		172	168
Securitized Asset-Backed Receivables LLC Trust 0.386% due 05/25/2036 •		4,771	3,271
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	1,362
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	881
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(g)		2,100	347
0.000% due 09/25/2040 «(g)		846	218
South Coast Funding Ltd. 0.795% due 08/10/2038 •		5,575	757
Symphony CLO Ltd. 4.786% due 07/14/2026 •		1,000	962
Taberna Preferred Funding Ltd.
0.575% due 08/05/2036 •		150	130
0.575% due 08/05/2036 ^•		2,809	2,444

Total Asset-Backed Securities (Cost $50,425)			40,893

SOVEREIGN ISSUES 5.3%
Argentina Government International Bond
0.125% due 07/09/2030 þ		1,936	665
0.125% due 07/09/2035 þ		2,099	645
0.125% due 01/09/2038 þ		6,188	2,342
0.125% due 07/09/2041 þ		2,063	737
0.125% due 07/09/2046 þ		115	37
1.000% due 07/09/2029		366	139
15.500% due 10/17/2026	ARS	26,000	64
34.069% (BADLARPP) due 10/04/2022 ~		28	0
36.093% (BADLARPP + 2.000%) due 04/03/2022 ~		30,688	189
Autonomous City of Buenos Aires 37.343% (BADLARPP + 3.250%) due 03/29/2024 ~		52,046	299
Dominican Republic International Bond 4.875% due 09/23/2032 (m)		$3,400	3,567

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Egypt Government International Bond
3.875% due 02/16/2026		900	880
5.875% due 02/16/2031		900	871
7.500% due 02/16/2061		900	838
Ghana Government International Bond
6.375% due 02/11/2027		300	299
7.875% due 02/11/2035		400	395
8.750% due 03/11/2061		200	194
Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	2,000	2,420
6.625% due 03/22/2048		400	503
Provincia de Buenos Aires 37.841% due 04/12/2025	ARS	217,314	1,131
South Africa Government International Bond
4.850% due 09/30/2029		$600	622
5.750% due 09/30/2049		600	580
Turkey Government International Bond 5.600% due 11/14/2024		1,400	1,412
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	582	644
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$12	1
9.250% due 09/15/2027 ^(d)		151	16

Total Sovereign Issues (Cost $26,556)			19,490

		SHARES
COMMON STOCKS 2.1%
COMMUNICATION SERVICES 0.8%
Clear Channel Outdoor Holdings, Inc. (e)		261,329	656
iHeartMedia, Inc. 'A' (e)		62,317	1,193
iHeartMedia, Inc. 'B' «(e)		48,387	833

			2,682

ENERGY 0.0%
Forbes Energy Services Ltd. (e)(k)		13,350	1
Valaris Ltd. (e)		560	12

			13

FINANCIALS 0.1%
Associated Materials Group, Inc. «(e)(k)		55,999	399

INDUSTRIALS 1.2%
Neiman Marcus Group Ltd. LLC «(e)(k)		39,846	4,246
Noble Corp. «(e)		781	15
Noble Corp. «(e)(k)		6,510	125
Pacific Drilling SA «(e)(k)		579	71
Valaris PLC «(e)		596	13
Westmoreland Mining Holdings LLC «(e)(k)		25,438	0

			4,470

Total Common Stocks (Cost $6,948)			7,564

RIGHTS 1.4%
INFORMATION TECHNOLOGY 1.4%
Windstream Holdings LLC «		272,031	5,136

Total Rights (Cost $2,252)			5,136

WARRANTS 0.2%
INDUSTRIALS 0.2%
Sequa Corp. - Exp. 04/28/2024 «		394,000	590

Total Warrants (Cost $0)			590

PREFERRED SECURITIES 7.1%
BANKING & FINANCE 3.2%
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)		200,000	244
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		35,000	33
Nationwide Building Society 10.250% ~		16,350	4,222

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Stichting AK Rabobank Certificaten 2.188% due 12/29/2049 þ(i)		4,463,525	7,054

			11,553

INDUSTRIALS 3.9%
General Electric Co. 3.514% due 06/15/2021 ~(i)		127,000	121
Sequa Corp. (15.000% PIK) 15.000% «(c)		10,948	14,153

			14,274

Total Preferred Securities (Cost $16,999)			25,827

REAL ESTATE INVESTMENT TRUSTS 2.2%
REAL ESTATE 2.2%
Uniti Group, Inc.		133,286	1,520
VICI Properties, Inc.		202,347	6,414

Total Real Estate Investment Trusts (Cost $3,534)			7,934

SHORT-TERM INSTRUMENTS 6.7%
REPURCHASE AGREEMENTS (l) 2.5%			9,257

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.0%
38.100% due 06/30/2021 - 07/30/2021 (f)(g)	ARS	7,205	42
38.750% due 06/30/2021 ~		11,781	76

			118

U.S. TREASURY BILLS 3.9%
0.058% due 09/02/2021 - 09/16/2021 (f)(g)		$14,300	14,299

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.027% due 08/03/2021 (g)(h)		1,000	1,000

Total Short-Term Instruments (Cost $24,676)			24,674

Total Investments in Securities (Cost $545,582)			560,194

Total Investments 153.9% (Cost $545,582)			$560,194
Financial Derivative Instruments (n)(o) (0.1)%(Cost or Premiums, net $1,878)			(513)
Auction Rate Preferred Shares (12.4)%			(45,200)
Other Assets and Liabilities, net (41.4)%			(150,467)

Net Assets Applicable to Common Shareholders 100.0%			$364,014

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Associated Materials Group, Inc.	08/24/2020	$356	$399	0.11%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	531	1	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	1,306	4,246	1.17
Noble Corp.	02/05/2021 - 02/08/2021	76	125	0.03
Pacific Drilling SA	02/25/2021	61	71	0.02
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	0	0.00

$3,063	$4,842	1.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received

FICC	0.000%	04/30/2021	05/03/2021	$9,257	U.S. Treasury Notes 1.875% due 07/31/2022	$(9,442)	$9,257	$9,257

Total Repurchase Agreements	$(9,442)	$9,257	$9,257

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	0.270%	04/05/2021	05/10/2021	$(651)	$(651)
0.280	04/27/2021	05/05/2021	(1,700)	(1,700)
0.350	05/05/2021	08/09/2021	(1,694)	(1,694)
0.400	02/24/2021	05/28/2021	(4,988)	(4,992)
0.550	03/01/2021	06/01/2021	(1,592)	(1,593)
BRC	0.380	04/27/2021	07/28/2021	(6,379)	(6,379)
0.480	04/30/2021	08/03/2021	(4,137)	(4,137)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

0.480	05/03/2021	08/06/2021	(16,851)	(16,851)
0.500	03/15/2021	06/14/2021	(1,339)	(1,340)
0.500	05/03/2021	08/06/2021	(2,129)	(2,129)
0.550	03/04/2021	06/01/2021	(10,277)	(10,287)
0.550	04/19/2021	05/28/2021	(1,327)	(1,327)
0.550	04/29/2021	05/28/2021	(992)	(992)
0.600	05/03/2021	08/06/2021	(1,779)	(1,779)
0.650	11/02/2020	05/03/2021	(2,119)	(2,126)
0.790	11/02/2020	05/03/2021	(10,879)	(10,922)
0.790	02/10/2021	05/03/2021	(516)	(517)
0.790	02/18/2021	05/03/2021	(1,381)	(1,384)
0.790	03/30/2021	05/03/2021	(939)	(940)
0.790	04/09/2021	05/03/2021	(997)	(998)
0.790	04/14/2021	05/03/2021	(1,924)	(1,925)
0.790	04/19/2021	05/03/2021	(1,390)	(1,390)
BYR	0.610	03/31/2021	03/25/2022	(3,806)	(3,806)
CDC	0.330	04/30/2021	07/29/2021	(7,638)	(7,639)
0.350	04/05/2021	05/18/2021	(3,936)	(3,937)
0.500	03/23/2021	06/21/2021	(969)	(970)
0.550	02/23/2021	05/24/2021	(3,486)	(3,489)
0.550	03/01/2021	06/01/2021	(4,186)	(4,190)
0.600	02/16/2021	05/21/2021	(7,052)	(7,061)
CIW	0.300	03/08/2021	06/03/2021	(1,866)	(1,867)
JML	(0.300)	04/15/2021	07/14/2021	EUR	(1,165)	(1,401)
(0.050)	04/28/2021	TBD(2)	$(346)	(346)
0.350	04/19/2021	07/19/2021	GBP	(196)	(271)
NOM	0.650	03/25/2021	06/23/2021	$(3,199)	(3,201)
0.900	03/18/2021	06/01/2021	(7,689)	(7,698)
RDR	0.370	02/08/2021	05/11/2021	(3,605)	(3,608)
SOG	0.350	04/28/2021	07/28/2021	(1,374)	(1,374)
0.370	03/26/2021	06/24/2021	(4,880)	(4,882)
0.450	05/06/2021	08/09/2021	(3,736)	(3,736)
0.480	04/19/2021	07/21/2021	(790)	(790)
0.550	03/10/2021	06/10/2021	(1,724)	(1,726)
0.550	04/13/2021	06/03/2021	(5,852)	(5,854)
0.600	04/13/2021	05/06/2021	(3,718)	(3,719)
UBS	0.500	04/08/2021	07/07/2021	(3,575)	(3,576)
0.500	04/15/2021	07/14/2021	(14,471)	(14,474)
0.550	02/16/2021	05/19/2021	(469)	(469)

Total Reverse Repurchase Agreements	$(166,137)

(m)	Securities with an aggregate market value of $159,956 and cash of $530 have been pledged as collateral under the terms of master agreements as of April 30, 2021.
(1)

The average amount of borrowings outstanding during the period ended April 30, 2021 was $(129,384) at a weighted average interest rate of 0.712%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.900%	$300	$(1)	$12	$11	$1	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	4.446	700	(2)	19	17	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.635	EUR	7,100	(868)	269	(599)	12	0

$(871)	$300	$(571)	$13	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	11,000	$(9)	$174	$165	$64	$0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$25,500	12	(33)	(21)	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	43,420	2,555	1,443	3,998	21	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026	15,300	723	392	1,115	14	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	28,100	200	2,308	2,508	25	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	49,900	2,148	4,391	6,539	63	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/12/2031	7,000	(19)	(153)	(172)	8	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031	1,400	0	64	64	0	(2)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	83,100	(2,711)	27,108	24,397	253	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	3,200	(23)	55	32	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	8,400	(20)	594	574	0	(13)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	8,800	(34)	393	359	0	(15)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	1,700	(5)	(70)	(75)	0	(3)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050	91,100	52	19,158	19,210	0	(79)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	296	393	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	12	74	9	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	3,800	124	64	188	14	0

$3,152	$56,196	$59,348	$472	$(119)

Total Swap Agreements	$2,281	$56,496	$58,777	$485	$(119)

Cash of $11,248 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2021.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2021	EUR	950	$1,144	$2	$0
05/2021	$1	RUB	49	0	0
BPS	05/2021	GBP	214	$295	0	(1)
05/2021	$1,110	GBP	808	5	0
08/2021	PEN	705	$191	5	0
CBK	05/2021	EUR	365	434	0	(4)
05/2021	PEN	262	70	1	0
05/2021	$31	PEN	112	0	(1)
05/2021	11	RUB	786	0	0
06/2021	PEN	3,547	$966	29	0
06/2021	$22	RUB	1,659	0	0
07/2021	612	PEN	2,223	0	(24)
07/2021	3	RUB	198	0	0
08/2021	PEN	268	$73	2	0
08/2021	$129	MXN	2,689	3	0
08/2021	344	PEN	1,258	0	(12)
09/2021	PEN	822	$222	5	0
10/2021	111	31	1	0
12/2021	$950	PEN	3,491	0	(28)
GLM	05/2021	PEN	111	$30	1	0
05/2021	$29	PEN	112	0	0
06/2021	PEN	59	$16	0	0
07/2021	$11	RUB	829	0	0
HUS	05/2021	AUD	60	$46	0	(1)
05/2021	PEN	106	29	1	0
05/2021	$967	EUR	819	17	0
05/2021	35,526	GBP	25,506	8	(310)
05/2021	29	PEN	106	0	(1)
05/2021	11	RUB	824	0	0
06/2021	GBP	24,005	$33,463	310	0
06/2021	PEN	332	90	2	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

10/2021	106	29	1	0
12/2021	99	27	1	0
JPM	06/2021	$1,316	GBP	946	0	(10)
MYI	07/2021	3	RUB	195	0	0
SCX	05/2021	EUR	28,514	$33,532	0	(749)
05/2021	GBP	26,100	35,911	0	(135)
06/2021	EUR	29,010	34,942	45	0
06/2021	PEN	1,134	306	6	0
12/2021	63	17	0	0
SOG	07/2021	$3	RUB	226	0	0
UAG	07/2021	3	210	0	0

Total Forward Foreign Currency Contracts	$445	$(1,276)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.706%	$500	$(98)	$86	$0	$(12)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.706	700	(139)	122	0	(17)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.706	800	(166)	147	0	(19)

Total Swap Agreements	$(403)	$355	$0	$(48)

Securities with an aggregate market value of $1501 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2021

Investments in Securities, at Value
Loan Participations and Assignments	$0	$57,705	$15,710	$73,415
Corporate Bonds & Notes
Banking & Finance	0	85,087	0	85,087
Industrials	0	180,146	6,670	186,816
Utilities	0	34,490	0	34,490
Convertible Bonds & Notes
Industrials	0	1,688	0	1,688
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	8,379	0	8,379
Puerto Rico	0	1,444	0	1,444
Virginia	0	397	0	397
West Virginia	0	2,361	0	2,361
U.S. Government Agencies	0	5,921	2,415	8,336
Non-Agency Mortgage-Backed Securities	0	25,672	0	25,672
Asset-Backed Securities	0	36,227	4,666	40,893
Sovereign Issues	0	19,490	0	19,490
Common Stocks
Communication Services	1,849	0	833	2,682
Energy	13	0	0	13
Financials	0	0	399	399
Industrials	0	0	4,470	4,470
Rights
Information Technology	0	0	5,136	5,136
Warrants
Industrials	0	0	590	590
Preferred Securities
Banking & Finance	0	11,553	0	11,553
Industrials	0	121	14,153	14,274

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Real Estate Investment Trusts
Real Estate	7,934	0	0	7,934
Short-Term Instruments
Repurchase Agreements	0	9,257	0	9,257
Argentina Treasury Bills	0	118	0	118
U.S. Treasury Bills	0	14,299	0	14,299
U.S. Treasury Cash Management Bills	0	1,000	0	1,000

Total Investments	$9,796	$495,356	$55,042	$560,194

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	485	0	485
Over the counter	0	445	0	445

$0	$930	$0	$930
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(119)	0	(119)
Over the counter	0	(1,324)	0	(1,324)

$0	$(1,443)	$0	$(1,443)

Total Financial Derivative Instruments	$0	$(513)	$0	$(513)

Totals	$9,796	$494,843	$55,042	$559,681

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2021:
Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2021 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$8,380	$16,320	$(10,153)	$33	$(4,024)	$2,970	$2,192	$(8)	$15,710	$(34)
Corporate Bonds & Notes
Industrials	0	5,612	(26)	3	0	1,081	0	0	6,670	1,082
U.S. Government Agencies	2,424	0	(37)	6	12	10	0	0	2,415	8
Asset-Backed Securities	8,532	0	(4,094)	0	(721)	384	564	0	4,665	(476)
Common Stocks
Communication Services	1	1,048	0	0	0	(215)	0	0	834	(216)
Financials	0	356	0	0	0	43	0	0	399	44
Industrials	191	1,443	0	0	0	2,836	0	0	4,470	2,835
Real Estate	1,251	0	(844)	0	0	(407)	0	0	0	0
Rights
Information Technology	0	2,252	0	0	0	2,884	0	0	5,136	2,884
Warrants
Industrials	0	0	0	0	0	590	0	0	590	590
Preferred Securities
Industrials	7,496	0	(2,377)	0	0	9,034	0	0	14,153	9,034

Totals	$28,275	$27,031	$(17,531)	$42	$(4,733)	$19,210	$2,756	$(8)	$55,042	$15,751

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 04/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$4,600	Market Based Approach	Recovery Value	100.000	—
1,021	Other Valuation Techniques(2)	—	—	—
2,667	Reference Instrument-Yield	Yield	6.086
7,422	Third Party Vendor	Broker Quote	61.000 - 100.750	93.291
Corporate Bonds & Notes
Industrials	6,656	Indicative Market Quotation	Broker Quote	$60.500	—
14	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	2,415	Proxy Pricing	Base Price	61.460	—
Asset-Backed Securities	4,665	Proxy Pricing	Base Price	16.500 - 100,000.000	43,712.879
Common Stocks
Communication Services	834	Reference Instrument	Liquidity Discount	10.000	—
Financials	399	Other Valuation Techniques(2)	—	—	—
Industrials	4,246	Discounted Cash Flow	Discount Rate	14.000	—
224	Other Valuation Techniques(2)	—	—	—
Rights
Information Technology	5,136	Market Comparable Valuation	EBITDA	4.250x	—

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2021 (Unaudited)

Warrants
Industrials	590	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	14,153	Market Comparable Valuation	EBITDA	15.000x/12.200x/10.000x	—

Total	$55,042

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Manager’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC
CIW	CIBC World Markets Corp.	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding